Exhibit 99.1

For Ministry Use Only À l’usage exclusif du ministère	Ontario Corporation Number Numéro de la société en Ontario

478197

Ministry of Government Services	Ministère des Services gouvernementaux
CERTIFICATE This is to certify that these articles are effective on	CERTIFICAT Ceci certifie que les présents statuts entrent en vigueur le	AMALGAMATION NUMBER 1910380
MARCH 26	MARS, 2014

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Form 8 Business Corporations Act Formule 8 Loi sur les sociétiés par actions	ARTICLES OF ARRANGEMENT STATUTS D’ARRANGEMENT
	1.	The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS) Dénomination sociale de la société : (Écrire en LETTRES MAJUSCULES SEULEMENT) :
2.

The new name of the corporation if changed by the arrangement: (Set out in BLOCK CAPITAL LETTERS) Nouvelle dénomination sociale de la société si elle est modifiée par suite de l’arrangement :

(Écrire en LETTRES MAJUSCULES SEULEMENT)

	3.	Date of incorporation/amalgamation: / Date de la constitution ou de la fusion :
1981-04-29 Year, Month, Day / année, mois, jour
4.

The arrangement has been approved by the shareholders of the corporation in accordance with section 182 of the Business Corporation Act. / Les actionnaires de la société ont approuvé l’arrangement conformément à l’article 182 de la Loi sur les sociétés par actions.

	5.	A copy of the arrangement is attached to these articles as Exhibit “A” / Une copie de l’arrangement constitute l’annexe «A».
	6.	The arrangement was approved by the court on / La cour a approuvé l’arrangement le
2014-03-06 Year, Month, Day / année, mois, jour
and a certified copy of the Order of the court is attached to these articles as Exhibit “B”. / Une copie certifiée conforme de l’ordonnance de la cour constitue l’annexe «B».
7.

The terms and conditions to which the scheme is made subject by the Order have been complied with.

Les conditions que l’ordonnance impose au projet d’arrangement ont été respectées.

These articles are signed in duplicate. / Les présents statuts sont signés en double exemplaire.

Vitran Corporation Inc.
Name of Corporation Dénomination sociale de la société

	By/ Par:	Interim President & CEO
	Signature / Signature	Description of Office / Fonctions

07163 (2011/07) © Queen’s Printer for Ontario, 2011 / © Imprimeur de la Reine pour l’Ontario, 2011

Exhibit B

Court File No. CV-14-10423-00CL

ONTARIO

SUPERIOR COURT OF JUSTICE

COMMERCIAL LIST

THE HONOURABLE	)	WEDNESDAY, THE 6TH
JUSTICE McEWEN	) )	DAY OF MARCH, 2014

VITRAN CORPORATION INC.

Applicant

IN THE MATTER OF AN APPLICATION BY VITRAN CORPORATION INC. UNDER SECTION 182 OF THE BUSINESS CORPORATIONS ACT (ONTARIO), R.S.O. 1990, Ch. B.16, AS AMENDED

AND IN THE MATTER OF A PROPOSED ARRANGEMENT OF VITRAN CORPORATION INC. INVOLVING ITS SHAREHOLDERS AND 2400520 ONTARIO INC.

FINAL ORDER

THIS APPLICATION made by the Applicant, Vitran Corporation Inc. (“Vitran”), for an order approving an arrangement proposed pursuant to section 182 of the Business Corporations Act (Ontario), R.S.O. 1990, Ch. B.16 (the “OBCA”), was heard this day at 330 University Avenue, Toronto, Ontario.

ON READING the Notice of Application issued on January 27, 2014, the affidavit of William S. Deluce sworn January 28, 2014, the supplementary affidavit of William S. Deluce sworn March 5, 2014, together with the exhibits thereto, and the Interim Order of the Honourable Justice Thorburn dated February 3, 2014 (the “Interim Order”) and

ON HEARING the submissions of counsel for Vitran and counsel for 2400520 Ontario Inc. (the “Purchaser”), an indirect wholly-owned subsidiary of TransForce Inc., no one appearing for any other person, including any shareholder of Vitran, and having determined that the Arrangement, as described in the Plan of Arrangement attached as Schedule “A” to this order is an arrangement for the purposes of section 182 of the OBCA and is fair and reasonable in accordance with the requirements of that section.

1. THIS COURT ORDERS that the Arrangement, as described in the Plan of Arrangement attached as Schedule “A” to this order, shall be and is hereby approved.

2. THIS COURT ORDERS that the Applicant is authorized to take all steps and actions necessary or appropriate to implement the Arrangement and the transactions contemplated thereby in accordance with and subject to the terms of the Arrangement.

3. THIS COURT ORDERS that the Applicant shall be entitled to seek leave to vary this order upon such terms upon giving such notice as this Court may direct, to seek the advice and directions of this Court as to the implementation of this order, and to apply for such further order or orders as may be appropriate, upon such terms and upon the giving of such notice as this Court may direct.

THIS IS TO CERTIFY THAT THIS DOCUMENT, EACH PAGE OF WHICH IS STAMPED WITH THE SEAL OF THE SUPERIOR COURT OF JUSTICE AT TORONTO, IS A TRUE COPY OF THE DOCUMENT ON FILE IN THIS OFFICE	LA PRÉSENT ATTEST QUE CE DOCUMENT, DONT CHACUNE DES PAGES EST RÉVETUE DU SCEAU DE LA COUR SUPÉRIEURE DE JUSTICE A TORONTO, EST UNE COPIE CONFORME DU DOCUMENT CONSERVÉ DANS CE BUREAU

DATED AT TORONTO THIS 6th DAY OF March 2014 FAIT À TORONTO LE JOUR DE

REGISTRAR	GREFFIER

ENTERED AT / INSCRIT À TORONTO ON / BOOK NO: LE / DANS LE REGISTRE NO.:

MAR 06 2014

SCHEDULE A

PLAN OF ARRANGEMENT

UNDER SECTION 182 OF THE

BUSINESS CORPORATIONS ACT (ONTARIO)

PLAN OF ARRANGEMENT UNDER SECTION 182

OF THE BUSINESS CORPORATIONS ACT (ONTARIO)

ARTICLE 1

INTERPRETATION

Section 1.1	Definitions

In this Plan of Arrangement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings. All other terms that are capitalized herein, and not otherwise defined in this Plan of Arrangement, shall have the meaning attributed to them in the Arrangement Agreement.

“Amalco” means the continuing corporation resulting from the amalgamation of Vitran and the Purchaser pursuant to subsection 2.2(i) of this Plan of Arrangement.

“Arrangement” means the arrangement under the provisions of Section 182 of the OBCA on the terms set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Final Order (with the consent of Vitran and Purchaser, each acting reasonably).

“Arrangement Agreement” means the arrangement agreement dated December 30, 2013, among Purchaser, Parent and Vitran, as amended, supplemented and/or restated in accordance therewith prior to the Effective Date, providing for, among other things, the Arrangement.

“Arrangement Resolution” means the resolution of the Vitran Shareholders to be considered at the Vitran Meeting, approving the Arrangement.

“Articles of Arrangement” means the articles of arrangement of Vitran in respect of the Arrangement, to be filed with the Director after the Final Order is made.

“Business Day” means any day, other than a Saturday, a Sunday or a statutory holiday in Toronto, Ontario.

“Certificate” means the certificate of arrangement giving effect to the Arrangement, issued pursuant to Section 183 of the OBCA after the Articles of Arrangement have been filed.

“Common Shares” means the issued and outstanding Common Shares in the capital of Vitran.

“Consideration” has the meaning set out in Section 2.2(d).

“Court” means the Superior Court of Justice (Ontario).

“Depositary” means such trust company or other Person as may be appointed by Purchaser, from time to time, to act as depositary for the purpose of the Arrangement.

“Director” means the Director appointed pursuant to Section 278 of the OBCA.

“Dissent Rights” has the meaning ascribed thereto in Section 3.1.

“Dissenting Shareholders” means a Vitran Shareholder who exercises Dissent Rights.

“Effective Date” means the date shown on the Certificate.

“Effective Time” means 12:01 a.m. (Toronto time) on the Effective Date.

“Final Order” means the final order of the Court approving the Arrangement as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed.

“Interim Order” means the interim order of the Court, as the same may be amended, in respect of the Arrangement, as contemplated by Section 7 of the Arrangement Agreement.

“Laws” means all laws, by-laws, rules, regulations, orders, ordinances, protocols, codes, guidelines, instruments, policies, notices, directions and judgments or other requirements of any governmental authority.

“Letter of Transmittal” means the letter(s) of transmittal for use by the Vitran Shareholders, in the form(s) accompanying the Vitran Proxy Circular.

“Liens” means all mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges, claims or rights of third parties of any kind, including, without limitation, any option, agreement, right of first refusal or right of first offer or limitation on voting rights.

“OBCA” means the Business Corporations Act (Ontario) and the regulations thereunder, as in effect as of the date hereof and as may be amended from time to time prior to the Effective Time.

“Parent” means TransForce Inc., a corporation existing under the federal laws of Canada.

“Person” shall be broadly interpreted and includes any natural person, legal person, partnership, limited partnership, joint venture, unincorporated association or other organization, trust, trustee, executor, administrator or liquidator, regulatory body or agency, government or governmental agency, authority or entity, however designated or constituted and whether or not a legal entity.

“Purchaser” means 2400520 Ontario Inc., a corporation existing under the laws of the Province of Ontario.

“Vitran” means Vitran Corporation Inc., a corporation existing under the laws of the Province of Ontario (Ontario Corporation Number: 478197).

“Vitran DSU Plan” means collectively, the Vitran DSU Plan for Directors and the Vitran DSU Plan for Senior Executives, adopted with effect from September 14, 2005 and January 1, 2006, respectively, each, as amended.

“Vitran DSUs” means the outstanding Deferred Stock Units (DSUs) issued pursuant to the Vitran DSU Plan.

“Vitran Incentive Plans” means collectively, the Vitran Stock Option Plan and the Vitran DSU Plan.

“Vitran Meeting” means the special meeting, including any adjournments or postponements thereof, of the Vitran Shareholders to be held, among other things, to consider and, if deemed advisable, to approve the Arrangement.

“Vitran Options” means the outstanding options to purchase Common Shares issued pursuant to the Vitran Stock Option Plan.

“Vitran Optionholders” means, at any time, the holders of Vitran Options, at such time.

“Vitran Proxy Circular” means the management information circular to be prepared by Vitran in respect of the Vitran Meeting.

“Vitran Securities” means collectively, Common Shares, Vitran Options, Vitran DSUs and any other shares or securities of any nature heretofore issued by Vitran from time to time.

“Vitran Securityholders” means collectively, at any time, the Vitran Shareholders, the Vitran Optionholders and the holders of Vitran DSUs at such time.

“Vitran Shareholder Rights Plan” means Vitran’s shareholder rights plan agreement dated November 4, 2013 between Vitran and Computershare Trust Company of Canada, as amended, supplemented and/or restated from time to time.

“Vitran Shareholders” means, at any time, the holders of Common Shares at such time.

“Vitran Stock Option Plan” means the Amended and Restated Vitran Stock Option Plan dated March 18, 2013, as amended.

Section 1.2	Sections and Headings

The division of this Plan of Arrangement into sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Plan of Arrangement. Unless otherwise indicated, any reference in this Plan of Arrangement to a section or an exhibit refers to the specified section of or exhibit to this Plan of Arrangement.

Section 1.3	Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular number include the plural and vice versa and words importing any gender include all genders.

Section 1.4	Currency

Except as expressly indicated otherwise, all sums of money referred to in this Plan of Arrangement are expressed and shall be payable in United States Dollars.

Section 1.5	Time

Time shall be of the essence in each and every matter or thing herein provided. Unless otherwise indicated, all times expressed herein are local time in Toronto, Ontario.

Section 1.6	Date for any Action

If the date on which any action is required to be taken hereunder is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day in such place.

ARTICLE 2

ARRANGEMENT

Section 2.1	Binding Effect

This Plan of Arrangement will become effective at, and be binding at and after, the Effective Time on (i) Vitran, (ii) Purchaser, and (iii) all Vitran Securityholders.

Section 2.2	Arrangement

Commencing at the Effective Time, the following shall occur and shall be deemed to occur in the following order without any further act or formality:

(a)	Vitran Shareholder Rights Plan. The Vitran Shareholder Rights Plan shall be terminated (and all rights issued thereunder shall expire) and shall be of no further force or effect.

(b)

Dissenting Shareholders. Each Common Share held by a Dissenting Shareholder shall be deemed to be transferred by the holder thereof to Purchaser, without any further act or formality on its part, free and clear of all Liens, in consideration for the fair value for each such Common Share held by such holder as determined and payable in accordance with Article 3 of this Plan of Arrangement. The holders of such Common Shares shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to acquire or transfer such Common Shares in accordance with this Section 2.2(b) and the name of such holders will be removed from the register of holders of Common Shares. Purchaser will be deemed to be the legal and beneficial owner of such Common Shares free and clear of all Liens, at the Effective Time and will be recorded as the registered holder of the Common Shares so transferred.

(c)	Vitran Options. Holders of Vitran Options which are outstanding and have an exercise price less than the amount of the Consideration immediately prior to the Effective Time will be entitled to receive an amount per Vitran Option equal to the difference between the Consideration and the exercise price in respect of such Vitran Options (less applicable withholdings) and such Vitran Options will be cancelled at the Effective Time. All other Vitran Options will be cancelled at the Effective Time, without any payment in respect thereof.

(d)	Common Shares. Each Common Share outstanding immediately prior to the Effective Time held by a Vitran Shareholder (other than those held by Dissenting Shareholders who are entitled to receive fair value for the Common Shares held by them and other than those held by Purchaser and any Affiliate of Purchaser), shall be transferred by the holder thereof to Purchaser in exchange for the amount of USD$6.50 for each one Common Share held (the “Consideration”). The holders of such Common Shares shall be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to acquire or transfer such Common Shares in accordance with this Section 2.2(d) and the name of such holders will be removed from the register of holders of Common Shares of Vitran. Purchaser will be deemed to be the legal and beneficial owner of such Common Shares free and clear of all Liens, at the Effective Time and will be recorded as the registered holder of the Common Shares so transferred.

(e)	Vitran DSUs. Holders of Vitran DSUs which are outstanding immediately prior to the Effective Time will be entitled to receive an amount per Vitran DSU equal to the Consideration (less applicable withholdings) and such Vitran DSUs will be cancelled at the Effective Time.

(f)	Other Vitran Securities. Any and all other Vitran Securities that represent or that may be exercised for, or converted into, shares or other securities of Vitran shall be fully and finally cancelled and terminated at the Effective Time, and the holders thereof shall have no further rights or entitlements thereunder.

(g)	Vitran Incentive Plans. The Vitran Incentive Plans shall be terminated (and all rights issued thereunder shall expire) at the Effective Time and shall be of no further force or effect.

(h)	Tax Election. Vitran shall make an election to cease to be a “public corporation” under s. 89(1) of the Income Tax Act (Canada). For greater certainty, such election shall be deemed to have been made prior to the amalgamation of Vitran and Purchaser described in Section 2.2(i).

(i)	Amalgamation. Vitran and Purchaser shall be amalgamated and continued as one corporation under the OBCA to form Amalco in accordance with the following:

(i)	Name. The name of Amalco shall be “Vitran Corporation Inc.”;

(ii)	Registered Office. The registered office of Amalco shall be located at Bay Adelaide Centre, 333 Bay Street, Suite 2900, Toronto, Ontario M5H 2T4;

(iii)	Share Provisions. Amalco shall be authorized to issue an unlimited number of common shares without nominal or par value to which shares shall be attached the following rights (i) to vote at any meeting of shareholders of Amalco; (ii) to receive any dividend declared by Amalco; and (iii) to receive the remaining property of Amalco upon dissolution;

(iv)	Restrictions on Share Transfers. None;

(v)	Other Provisions. The other provisions forming part of the Articles of Amalco shall be those of Purchaser, mutatis mutandis;

(vi)	Directors. (A) directors of Amalco shall, until otherwise changed in accordance with the OBCA, consist of a minimum number of one director and a maximum number of ten directors; (B) the number of directors on the board of directors of Amalco shall initially be set at two; and (C) the initial directors of Amalco immediately following the amalgamation shall be:

Name	Address for Service	Resident Canadian?

Josiane Langlois	Bay Adelaide Centre 333 Bay Street, Suite 2900 Toronto, Ontario M5H 2T4	Yes

Chantal Martel	Bay Adelaide Centre 333 Bay Street, Suite 2900 Toronto, Ontario M5H 2T4	Yes

(vii)	Business and Powers. There shall be no restrictions on the business Amalco may carry on or on the powers it may exercise;

(viii)	Stated Capital. The aggregate stated capital of Amalco will be an amount equal to the paid up capital for the purposes of the Tax Act of the common shares in the capital of Purchaser immediately before the amalgamation;

(ix)	By-laws. The by-laws of Amalco shall be the by-laws of the Purchaser, mutatis mutandis;

(x)	Effect of Amalgamation. The provisions of Section 179 of the OBCA shall apply to the amalgamation;

(xi)	Articles. The Articles of Arrangement, filed to give effect to the Arrangement shall be deemed to be the articles of amalgamation of Amalco and the Certificate issued in respect of such Articles of Arrangement by the Director under the OBCA shall be deemed to be the certificate of amalgamation of Amalco; and

(xii)	Effect of Amalgamation on Vitran Securities. On the amalgamation:

(A)	each issued and outstanding Common Share shall be cancelled without any repayment of capital; and

(B)	each issued and outstanding common share in the capital of Purchaser shall survive and continue as one (1) common share in the capital of Amalco.

ARTICLE 3

RIGHTS OF DISSENT

Section 3.1	Rights of Dissent

Holders of Common Shares may exercise rights of dissent with respect to such Common Shares pursuant to and in the manner set forth in Section 185 of the OBCA and this Section 3.1 (the “Dissent Rights”) in connection with the Arrangement; provided that, notwithstanding subsection 185(6) of the OBCA, the written objection to the Arrangement Resolution referred to in subsection 185(6) of the OBCA must be received by Vitran not later than 5:00 p.m. (Toronto time) on the second Business Day preceding the Vitran Meeting. Holders of the Common Shares who duly exercise such rights of dissent and who:

(a)	are ultimately determined to be entitled to be paid fair value for their Common Shares shall be deemed to have transferred such Common Shares to Purchaser in accordance with Section 2.2(b) hereof to the extent the fair value therefor is paid by Vitran and will not be entitled to any other payment or consideration; or

(b)	are ultimately determined not to be entitled, for any reason, to be paid fair value for their Common Shares shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of Common Shares and shall receive the Consideration from Purchaser on the basis determined in accordance with Section 2.2(d) hereof, but in no case shall Vitran, Purchaser or any other Person be required to recognize such holders as holders of Common Shares after the Effective Time, and the names of such holders of Common Shares shall be deleted from the registers of holders of Common Shares at the Effective Time.

ARTICLE 4

CERTIFICATES

Section 4.1	Common Shares, Vitran Options and Vitran DSUs

(a)	Prior to the Effective Date, Purchaser will deposit with the Depositary cash in an amount equal to the aggregate Consideration to be received by Vitran Shareholders pursuant to Section 2.2 hereof payable in accordance with the provisions of Article 2 hereof.

(b)	As soon as practicable after the Effective Date, upon a Vitran Shareholder depositing with the Depositary certificates representing Common Shares accompanied by a duly-completed and executed Letter of Transmittal and such other documents and instruments as the Depositary may reasonably require, Purchaser shall cause the Depositary to deliver, to the applicable Vitran Shareholder in accordance with the Letter of Transmittal, a cheque representing the amount of Consideration such Vitran Shareholder is entitled to receive as specified in Section 2.2 in accordance with the terms of the Arrangement, less applicable withholdings.

(c)	On the Effective Date, Purchaser shall deliver, to the applicable Vitran Optionholder and holder of Vitran DSUs, a cheque representing the amount of Consideration such Vitran Optionholder or holder of Vitran DSUs is entitled to receive as specified in Section 2.2 in accordance with the terms of the Arrangement, less applicable withholdings.

(d)	On and after the Effective Time, certificates formerly representing Common Shares, Vitran Options and Vitran DSUs prior to the Effective Time (other than Common Shares held by Purchaser or any Affiliate thereof) shall cease to represent such securities and shall represent only the right to receive the Consideration therefor specified in Section 2.2 in accordance with the terms of the Arrangement, subject to compliance with the requirements set forth in this Article 4.

Section 4.2	Other Vitran Securities

At the Effective Time, each and every certificate, document, agreement or other instrument, if any, formerly representing any and all other Vitran Securities that represent or may be exercised for, or converted into, shares or other securities of Vitran shall be and shall be deemed to be cancelled, void and of no further force and effect without any further authorization, act or formality.

Section 4.3	Lost Certificates

If any certificate which immediately prior to the Effective Time represented outstanding Common Shares that were exchanged pursuant to Article 2 hereof, has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will, subject to the terms hereof, issue in exchange for such lost, stolen or destroyed certificate, a cheque representing the amount of Consideration such Vitran Shareholder is entitled to in accordance with the terms of the Arrangement, less applicable withholdings. When authorizing, such issuance in exchange for any lost, stolen or destroyed certificate, the Person to whom such cheque is to be issued shall, as a condition precedent to the issuance thereof, give a bond satisfactory to the Depositary and Purchaser in such sum as Purchaser may reasonably direct or otherwise indemnify the Depositary, Vitran and Purchaser in a manner satisfactory to them against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 4.4	Unclaimed Certificates

Notwithstanding any of the other provisions hereof, any certificate which immediately prior to the Effective Time represented outstanding Common Shares (other than Common Shares held by Purchaser or any Affiliate thereof) that has not been surrendered with all other documents and instruments required by this Article 4 on or prior to the sixth anniversary of the Effective Date, shall cease to represent a claim or interest of any kind or nature against Vitran or Purchaser and the right of such Vitran Shareholder to receive payment of Consideration therefor, shall, on the sixth anniversary of the Effective Date, be deemed to have been surrendered and forfeited to Purchaser, together with all entitlements to dividends, distributions and any interest thereon held for such former Vitran Shareholder, for no consideration.

Section 4.5	Withholding Rights

Purchaser and the Depositary shall be entitled to deduct and withhold from any consideration payable to any Vitran Securityholder pursuant to Section 2.2 hereof, such amounts as Purchaser or the Depositary is required to deduct and withhold with respect to such payment under applicable Laws. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Vitran Securityholder in respect of which such deduction and withholding was made.

ARTICLE 5

AMENDMENTS

Section 5.1	Amendments to Plan of Arrangement

(a)	Vitran reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective

Date, provided that each such amendment, modification and/or supplement must be (i) set out in writing, (ii) approved by Purchaser, (iii) filed with the Court and, if made following the Vitran Meeting, approved by the Court and (iv) communicated to the affected Vitran Shareholders.

(b)	Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Vitran at any time prior to the Vitran Meeting (provided that Purchaser shall have consented thereto) with or without any other prior notice or communication, and if so proposed and accepted by the Vitran Shareholders voting at the Vitran Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)	Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Vitran Meeting shall be effective only if (i) it is consented to by each of Vitran and Purchaser and (ii) if required by the Court, it is communicated to or consented to by the Vitran Shareholders.

(d)	Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date by Purchaser and Vitran, provided that it concerns a matter which, in the reasonable opinion of Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Vitran Securityholder.

(e)	Notwithstanding the foregoing provisions of this Section 5.1, no amendment, modification or supplement to this Plan of Arrangement may be made prior to the Effective Time except in accordance with the terms of the Arrangement Agreement.

ARTICLE 6

FURTHER ASSURANCES

Section 6.1	Further Assurances

Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order to further document or evidence any of the transactions or events set out herein.

IN THE MATTER OF AN APPLICATION BY VITRAN CORPORATION INC. UNDER SECTION 182 OF THE BUSINESS CORPORATIONS ACT (ONTARIO), R.S.O. 1990, Ch. B.16, AS AMENDED	Court File No. CV-14-10423-00CL

AND IN THE MATTER OF A PROPOSED ARRANGEMENT OF VITRAN CORPORATION INC. INVOLVING ITS SHAREHOLDERS AND 2400520 ONTARIO INC.
ONTARIO SUPERIOR COURT OF JUSTICE Proceeding commenced at Toronto
FINAL ORDER
MCMILLAN LLP
Brookfield Place
181 Bay Street, Suite 4400
Toronto, ON, M5J 2T3

Brett Harrison LSUC#: 44336A
Tel: 416-865-7932
Fax: 416-865-7048

Lawyers for Vitran Corporation Inc.